EXHIBIT NO. 99.3: UNAUDITED PRO FORMA FINANCIAL INFORMATION

ALCAN ALUMINIUM LIMITED
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
JUNE 30, 2000
(IN MILLIONS OF U.S. DOLLARS)

                                                Historical    Translated      algroup        Business     Pro forma      Pro forma
                                                  Alcan       historical       IAS to      divestitures  adjustments      combined
                                                                Algroup       Cdn GAAP        Note(5)        Note(2)
                                                                Note(1)        Note(3)
                                                             (reclassified)
                                               -----------   -------------    -------      -----------   ------------     ---------

ASSETS
Current assets

Cash and time deposits                              88            181             -            (5)            (181) A            83
Receivables                                      1,468          1,082             -           (57)               -            2,493
Inventories                                      1,308            783            (1)          (27)              38  B         2,101
                                               -------          -----          ----           ---           ------           ------
                                                 2,864          2,046            (1)          (89)            (143)           4,677

Deferred charges and other assets                  514            161            58            66              527  C         1,326
  (including net assets held for sale)
Property, plant and equipment, net               6,898          1,767             2           (67)           1,152  D         9,752
Goodwill, net                                        -            164           120             -            2,106  E         2,390
Deferred income taxes                                -             56             -             -               92  F           148
                                               -------          -----           ---           ---            -----           ------
Total assets                                    10,276          4,194           179           (90)           3,734           18,293
                                               -------          -----          ----           ---           ------           ------

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities

Payables                                         1,380          1,015            16           (36)             302 G          2,677
Short term borrowings                              586            892             -            (4)             756 H          2,230
Income and other taxes                              35             55             -             -                -               90
Debt maturing within one year                      232              -             -             -                -              232
                                               -------          -----          ----           ---           ------           ------
                                                 2,233          1,962            16           (40)           1,058            5,229

Debt not maturing within one year                  803            510             -            (9)             (1) I          1,303
Deferred credits and other liabilities             575            237             -           (35)              -               777
Deferred income taxes                              798            137            13            (6)            646  J          1,588
Minority interests                                 204             32             -             -               -               236


SHAREHOLDERS' EQUITY

Redeemable retractable preference shares           160              -             -             -               -               160
Common shares                                    1,222            417             -             -           3,080  K          4,719
Retained earnings                                4,375            899           155             -          (1,054) L          4,375
Other                                              (94)             -            (5)            -               5  M           (94)
                                               -------          -----          ----           ---          ------           ------
                                                 5,663          1,316           150             -           2,031            9,160

Total liabilities and shareholders' equity      10,276          4,194           179           (90)          3,734           18,293
                                               =======          =====          ====           ===           ======          ======




The accompanying notes are an integral part of the unaudited pro forma combined financial statements

ALCAN ALUMINIUM LIMITED

UNAUDITED PRO FORMA STATEMENT OF INCOME FROM CONTINUING OPERATIONS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2000
(IN  MILLIONS OF U.S. DOLLARS  EXCEPT PER SHARE AMOUNTS)

                                                  Historical     Translated      algroup    Business      Pro forma       Pro forma
                                                    Alcan        historical      IAS to   divestitures   adjustments      combined
                                                                   Algroup      Cdn GAAP    Note(5)        Note(2)
                                                                   Note(1)       Note(3)
                                                               (reclassified)
                                                -------------  ---------------  --------  ------------   -----------      ---------

REVENUES
Sales and operating revenues                         3,987          2,639            -        (100)            -            6,526
Other income                                            55             45            -           -             -              100
                                                     -----          -----         ----        ----           ---            -----
                                                     4,042          2,684            -        (100)            -            6,626

COSTS AND EXPENSES
Cost of sales and operating expenses                 3,014          2,056            4         (85)            -            4,989
Depreciation and amortization                          230             97            1          (4)           55   O          379
Selling, administrative and general expenses           178            214            -          (6)            -              386
Research and development expenses                       33             25            -          (1)            -               57
Interest                                                16             75           (1)          -            15   P          105
Other expenses                                          54             16            -           -             -               70
                                                     -----          -----         ----        ----           ---            -----

                                                     3,525          2,483            4         (96)           70            5,986
Income before income taxes, other items and            517            201           (4)         (4)          (70)             640
  amortization of goodwill
Income taxes                                           192             54            6          (2)          (26)  Q          224
                                                     -----          -----         ----        ----           ---            -----
Income before other items and amortization of          325            147          (10)         (2)          (44)             416
  goodwill
Equity income                                            -              1            -           -             -                1
Minority interest                                        2            (3)            -           -             -               (1)
                                                     -----          -----         ----        ----           ---            -----
Net income from continuing operations before           327            145          (10)         (2)          (44)             416
  amortization of goodwill
Amortization of goodwill                                 -              6            7           -            17   R           30
                                                     -----          -----         ----        ----           ---            -----
Net income from continuing operations                  327            139          (17)         (2)          (61)             386
Dividends on preference shares                           5              -            -           -             -                5
                                                     -----          -----         ----        ----           ---            -----
Net income from continuing operations                  322            139          (17)         (2)          (61)             381
  attributable to common shareholders                =====          =====         ====        ====           ===            =====

Earnings per common share before amortization
of goodwill
  Basic                                              N/A                                                                     1.24
  Fully diluted                                      N/A                                                                     1.23

Earnings per common share after amortization of goodwill

  Basic                                               1.48                                                                   1.16
  Fully diluted                                       1.48                                                                   1.14

Weighted average of common share outstanding
  Basic                                        214,600,000                                                            330,762,000
  Fully diluted                                220,100,000                                                            334,234,000

The accompanying notes are an integral part of the unaudited pro forma combined financial statements

ALCAN ALUMINIUM LIMITED

UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME FROM CONTINUING OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999
(IN MILLIONS OF U.S. DOLLARS EXCEPT PER SHARE AMOUNTS)



                                                                  Translated     algroup
                                                                  historical      IAS to      Business     Pro forma
                                                   Historical      Algroup      Cdn GAAP    divestitures  adjustments     Pro forma
                                                      Alcan     (reclassified)   Note(3)      Note(5)        Note(2)      combined
                                                   ----------   --------------  --------    ------------  -----------    ----------

REVENUES
Sales and operating revenues                           7,324        5,064             -          (180)           -           12,208
Other income                                             179           82             -                          -              261
                                                      ------        -----           ---          ----         ----          -------
                                                       7,503        5,146             -          (180)           -           12,469
COSTS AND EXPENSES
Cost of sales and operating expenses                   5,695        3,901            29          (152)          38  N         9,511
Depreciation and amortization                            477          194             3            (7)         110  O           777
Selling, administrative and general expenses             375          425             -           (12)           -              788
Research and development expenses                         67           43             -            (2)           -              108
Interest                                                  76          153            (9)            -           25  P           245
Other expenses                                           127           33             -             -            -              160
                                                      ------        -----           ---          ----         ----          -------
                                                       6,817        4,749            23          (173)         173           11,589

Income before income taxes, other items and
  amortization of goodwill                               686          397           (23)           (7)        (173)             880
Income taxes                                             211           93             1            (3)         (64) Q           238
                                                      ------        -----           ---          ----         ----          -------
Income before other items and amortization
  of goodwill                                            475          304           (24)           (4)        (109)             642

Equity income ( loss)                                     (1)           5             -             -            -                4
Minority interest                                        (14)          (5)            -             -            -              (19)
                                                      ------        -----           ---          ----         ----          -------
Net income from continuing operations before
  amortization of goodwill                               460          304           (24)           (4)        (109)             627

Amortization of goodwill                                   -           11            16             -           33  R            60
                                                      ------        -----           ---          ----         ----          -------


Net income from continuing operations                    460          293           (40)           (4)        (142)             567
Dividends on preference shares                             9            -             -             -            -                9
                                                      ------        -----           ---          ----         ----          -------

Net income from continuing operations
  attributable to common shareholders                    451          293           (40)           (4)        (142)             558
                                                      ======        =====           ===          ====         ====          =======
Earnings per common share before amortization
of goodwill
  Basic                                            N/A                                                                         1.86
  Fully diluted                                    N/A                                                                         1.85

Earnings per common share after amortization
of goodwill
  Basic                                                 2.06                                                                   1.69
  Fully diluted                                         2.03                                                                   1.67

Weighted average of common shares outstanding
  Basic                                          219,100,000                                                            330,762,000
  Fully diluted                                  224,500,000                                                            334,234,000


The accompanying notes are an integral part of the unaudited pro forma combined financial statements

The unaudited pro forma combined balance sheet as of June 30, 2000 gives effect to the Alcan and algroup combination and related transactions as if such transactions occurred on that date. The unaudited pro forma combined statements of income for the six-month period ended June 30, 2000 and for the year ended December 31, 1999 give effect to the Alcan and algroup combination and related transactions as if such transactions had occurred on January 1, 1999. Certain reclassifications have been made to the algroup historical financial statements to conform to the presentation to be used by Alcan.

The combination has been accounted for using the purchase method of accounting. In accordance with Canadian GAAP, the purchase price is based on the market value of the Alcan common shares for a reasonable period of time before and after October 17, 2000, the date the transaction was consummated. The average price of the Alcan common shares for the five trading days beginning on October 13 and ending on October 19, 2000 was $30.11 per share. The total purchase price has been allocated to the tangible and intangible assets and liabilities acquired based upon their fair values determined with the assistance of independent appraisers. The purchase price allocation is preliminary, based on facts currently known to Alcan. However, Alcan management does not expect significant changes in the purchase price allocation. The final allocation of the purchase price will be based upon valuations and other studies including independent appraisals that have not been completed. It is expected that the appraisals will be completed in early January 2001. The excess of the purchase price over the fair market value of the net assets acquired will be treated as goodwill, to be amortized over 40 years.

For the purpose of the unaudited pro forma combined financial statements, the purchase price and goodwill have been determined as follows:


                                                                                  JUNE 30, 2000
                                                                               --------------------
                                                                               (In millions of US$)

Purchase price
  Acquisition of algroup shares (see below)                                           $3,497
  Transaction costs  (of which $ 21 is incurred and included in deferred
    charges and other assets)                                                             43
                                                                                      ------
                                                                                       3,540

Book value of net assets acquired                                                      1,466
  Less:
     Special dividend                                                                   (562)
     Repayment of capital                                                               (375)
     Algroup's predecessor goodwill                                                     (284)
  ADD:
     Conversion of the convertible debentures into algroup
        common shares                                                                      1
                                                                                      ------
                                                                                         246

Excess of purchase price over the book value of net assets acquired                   $3,294
                                                                                      ======




Allocation of the excess of the purchase price over the book value of the net assets acquired:



  Inventories                                                                         $   38
  Property, plant and equipment                                                        1,152
  Intangible assets                                                                      548
  Restructuring costs (principally severance costs)                                      (80)
  Derivatives                                                                           (200)
  Deferred income taxes                                                                 (554)
  Goodwill                                                                             2,390
                                                                                      ------
                                                                                      $3,294
                                                                                      ======

The purchase price for algroup has been determined as follows:


Algroup shares outstanding                                                             6,790,262
Conversion of convertible debentures                                                       1,170
                                                                                    ------------
                                                                                       6,791,432
Exchange ratio                                                                              17.1
                                                                                    ------------
Alcan shares issued                                                                  116,133,487
                                                                                    ============
Price per Alcan share                                                               $      30.11
                                                                                    ============
Purchase price (in millions)                                                        $      3,497
                                                                                    ============


The accompanying unaudited pro forma combined financial statements are based on and should be read in conjunction with the historical consolidated financial statements of Alcan and algroup for the year ended December 31, 1999 and for the six-month period ended June 30, 2000, including the notes thereto which are included with this filing.

The pro forma adjustments are based upon available information and include certain assumptions and adjustments, which the management of Alcan believes to be reasonable. These adjustments are directly attributable to the combination and are expected to have a continuing impact on Alcan's business, results of operations and financial position. The unaudited pro forma combined financial statements do not give effect to any potential cost savings or other synergies that could result from the combination. Plans are currently in development to integrate the operations of Alcan and algroup. A preliminary estimate of costs related to the integration and to be included in the purchase price allocation is $80 million consisting principally of severance costs. To the extent that other integration costs are incurred and not accounted for as accrued liabilities at the date of consummation of the combination, a charge may result, which may be material. The amount of the charge cannot be quantified at this time, but is expected to be recognized in the period in which restructuring occurs. To the extent that integration costs are accounted for as accrued liabilities and included in the allocation of the purchase price consideration, the amount allocated to goodwill would increase, and pro forma net income from continuing operations would decrease.

The unaudited pro forma combined financial statements are not necessarily indicative either of the results that actually would have been achieved if the transactions reflected therein had been effective during the periods presented or of the results which may be obtained in the future.

2.   FOREIGN CURRENCY TRANSLATION

     The algroup historical consolidated balance sheet information and related Canadian GAAP pro forma and business divestiture adjustments as of June 30, 2000 have been translated into U.S. dollars at the June 30, 2000 rate of exchange of US$ 1 - CHF 1.63. The algroup historical consolidated statements of income information for the year ended December 31, 1999, and for the six-month period ended June 30, 2000 and related Canadian GAAP pro forma and business divestiture adjustments to the unaudited pro forma statements of income, have been translated at the average rates of exchange of US$ 1 - CHF 1.5023, and US$ 1 - CHF 1.6512, respectively.

3. DIFFERENCES BETWEEN INTERNATIONAL ACCOUNTING STANDARDS AND CANADIAN GAAP AS THEY APPLY TO ALGROUP

     Refer to note 35 of algroup's 1999 consolidated financial statements which are included with this filing for a description of differences between International Accounting Standards and Canadian GAAP as they apply to algroup.

4.   UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

     The following adjustments have been made to prepare the pro forma balance sheet and statements of income. Pro forma income statement adjustments are assumed to occur as of January 1, 1999. Pro forma balance sheet adjustments are assumed to occur on June 30, 2000.


                                                                                                   JUNE 30,
                                                                                                     2000
                                                                                             (In millions of US$)
                                                                                             --------------------
    A
    Repayment of capital on algroup common shares                                                    (181)
                                                                                                    -----

    B
    Fair value allocation to inventories                                                               38
                                                                                                    -----
    C
    Reversal of transaction costs included in deferred charges and other assets                       (21)
    Fair value allocation to intangible assets                                                        548
                                                                                                    -----
                                                                                                      527
                                                                                                    -----

    D
    Fair value allocation to property plant and equipment                                           1,152
                                                                                                    -----

    E
    Elimination of predecessor goodwill                                                             (284)
    Goodwill arising on acquisition                                                                2,390
                                                                                                   -----
                                                                                                   2,106
                                                                                                   -----
    F
    Deferred income taxes arising on fair value allocations using a tax rate of 38%                   92
                                                                                                   -----

    G
    Fair value allocation to derivatives                                                             200
    Accrued restructuring costs                                                                       80
    Accrued transaction costs -- Alcan                                                                22
                                                                                                   -----
                                                                                                     302
                                                                                                   -----

    H
    Repayment of capital on algroup common shares                                                    194
    Special dividend on algroup common shares                                                        562
                                                                                                  ------
                                                                                                     756
                                                                                                  ------



                                                                                                   JUNE 30,
                                                                                                     2000
                                                                                             (In millions of US$)
                                                                                             --------------------
    I
    Conversion of convertible debentures to algroup common shares                                      (1)

    J
    Deferred income taxes on fair value allocations using a tax rate of 38%                           646
                                                                                                   ------

    K
    Issuance of Alcan Common Shares                                                                 3,497
    Conversion of convertible debentures to algroup common shares                                       1
    Repayment of capital on algroup common shares                                                    (375)
    Elimination of algroup common shares residual value after conversion of the
    Convertible debentures, and repayment of capital on algroup common shares                         (43)
                                                                                                   ------
                                                                                                    3,080
                                                                                                   ------
    L
    Special dividend on algroup common shares                                                        (562)
    Elimination of algroup's residual retained earnings                                              (492)
                                                                                                   ------
                                                                                                   (1,054)
                                                                                                   ------
    M
    Elimination of algroup deferred translation adjustment                                              5
                                                                                                   ------

                                                                         SIX-MONTH
                                                                           ENDED          YEAR ENDED
                                                                       JUNE 30, 2000   DECEMBER 31, 1999
                                                                             (In millions of US$)
                                                                       -------------   -----------------
     N

     Fair value allocation to inventories charged to cost of sales
        and operating expenses                                                -                  38
                                                                            ---                 ---
     O

     Depreciation of fair value allocation to property, plant and equipment and amortization of fair value allocation to
        intangible assets over 17 years and 13 years, respectively           55                 110
                                                                            ---                 ---
     P

     Reduction in interest expense re: convertible debentures                 -                  (8)
        (using an interest rate of 4 %)
     Reduction in interest expense re: repayment of amount
        owed by Lonza Group Ltd. (using an interest rate of 4 %)             (3)                 (7)
     Increase in interest expense re: special dividend and
        repayment of capital using an interest rate of 4 %                   18                  40

                                                                            ---                 ---
                                                                             15                  25
                                                                            ---                 ---

     Q

     Income taxes recovery at 38 % on items included in
        items N,O and P                                                      26                  64
                                                                            ---                 ---

     R

     Amortization of goodwill over 40 years                                  30                  60

     Elimination of predecessor goodwill amortization                       (13)                (27)
                                                                            ---                 ---
                                                                             17                  33
                                                                            ---                 ---

5.       BUSINESS DIVESTITURES

         Pursuant to the European Commission's decision to authorize the combination, Alcan agreed to divest the following algroup businesses:

         o     the alumina trihydrate plant at Martinswerk, Germany;
         o     the Star lithographic sheet mill at Bridgenorth, United Kingdom;
               and,
         o     certain machines producing semi-rigid aluminum containers.

         These divestitures are required to be completed by March 31, 2001.

         The unaudited pro forma combined financial statements have been adjusted to record the impact of these divestitures. The net assets to be divested have been included in Deferred charges and other assets in the unaudited pro forma combined balance sheet and the results of operations from these assets have been removed from the unaudited pro forma statements of income.

6.       U.S. GAAP

         Under U.S. GAAP, pro forma combined common shareholders' equity as at June 30, 2000 would be $9,018, pro forma combined net income for the year ended December 31, 1999 and for the six-month period ended June 30, 2000 would be $411 million and $427 million, respectively. Basic combined pro forma earnings per share for the year ended December 31, 1999 and the six-month period ended June 30, 2000 would be $1.27 and 1.31, respectively.

         Refer to Note 5 of the Alcan consolidated financial statements included in Alcan's most recent 10-K for a description of the differences between Canadian and U.S. GAAP as they apply to Alcan.

         Refer to Note 35 of algroup's 1999 consolidated financial statements which are included with this filing for a description of the differences between IAS and U.S. GAAP as the apply to algroup.

         The disclosure of net income before amortization of goodwill in the income statements is not permitted under U.S. GAAP.